Exhibit 10.41

Execution Version
AMENDMENT No. 2 TO CREDIT AGREEMENT
This AMENDMENT No. 2 TO THE CREDIT AGREEMENT (this "Amendment"), dated as of March 30, 2022, is entered into by and among AGILETHOUGHT, INC., a Delaware corporation (“Ultimate Holdings”) and AGILETHOUGHT MEXICO, S.A. DE C.V., a sociedad anónima de capital variable incorporated and existing under the laws of Mexico (“AgileThought Mexico ” and together with Ultimate Holdings, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings”, and together with Ultimate Holdings, the “Holding Companies”) the other Loan Parties party hereto, the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Lenders”), GLAS USA LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and GLAS AMERICAS LLC, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent,” and together with the Administrative Agent, the “Agents” and each, an “Agent”).
RECITALS
WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent are parties to that certain Credit Agreement, dated as of November 22, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");
WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent and the Lenders agree to make certain amendments to the Credit Agreement; and
WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
RATIFICATION; DEFINITIONS AND RULES OF CONSTRUCTION
Section 1.1Amendments to Credit Agreement. Amendment is entered into in accordance with Section 15.1 of the Credit Agreement and constitutes an integral part of the Credit Agreement. Except as amended by this Amendment, the provisions of the Credit Agreement are in all respects ratified and confirmed and shall remain in full force and effect.
Section 1.2Definitions.     Unless otherwise defined herein, terms defined in the Credit Agreement (as amended by this Amendment) are used herein as therein defined, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT
Section 1.1Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)Section 11.12.1 of the Credit Agreement is hereby amended by deleting the chart contained therein and replacing it with the following chart:

Computation Period Ending	Fixed Charge Coverage Ratio
December 31, 2021	0.20:1.00
March 31, 2022	Not tested
June 30, 2022	0.20:1.00
September 30, 2022	0.20:1.00
December 31, 2022 and each Computation Period ending thereafter	1.00:1.00
(b)Section 11.12.2 of the Credit Agreement is hereby amended by deleting the chart contained therein and replacing it with the following chart:

Computation Period Ending	Total Leverage Ratio
December 31, 2021	22.00:1.00
March 31, 2022	19.15:1.00
June 30, 2022 and each Computation Period ending thereafter	10.00:1.00
ARTICLE III
CONDITIONS TO EFFECTIVENESS
Section 1.1Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied, the "Amendment No. 2 Effective Date"):
(a)The Administrative Agent and the Lenders shall have received a copy of this Amendment signed by the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders;
(b)Lenders shall have received a fully executed copy of the Twelfth Amendment to the Senior Credit Facility, dated as of the date of this Amendment, amending the Senior Credit Facility in form and substance satisfactory to the Lenders.

(c)The Borrower shall have paid all accrued and unpaid fees, costs and expenses incurred prior to or on the Amendment No. 2 Effective Date, including all Attorney Costs of the Administrative Agent and the Lenders incurred prior to or on the Amendment No. 2 Effective Date; and
(d)All representations and warranties set forth in Article IV hereof are true and correct.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Section 1.1Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity;
(b)the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);
(c)after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and
(d)after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.
ARTICLE V
RATIFICATION AND REAFFIRMATION
Section 1.1Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, each of which shall remain in full force and effect according to their respective terms, as amended hereby. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party's knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 5. This Amendment shall not constitute a course of dealing with the Administrative Agent, the Collateral Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent, the Collateral Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
ARTICLE VI
MISCELLANEOUS
Section 1.1Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Intermediate Holdings and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties' obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent, the Collateral Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.
Section 1.2Counterparts. This Amendment may be executed electronically and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.
Section 1.3Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
Section 1.4Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.
Section 1.5Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.
Section 1.6References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.
Section 1.7Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
Section 1.8Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.

Section 1.9Administrative Agent and Collateral Agent Instruction. Each Lender party hereto, through its execution of this Amendment, hereby instructs each of the Administrative Agent and the Collateral Agent to execute and deliver this Amendment.
[Signatures Immediately Follow]

The parties are signing this Amendment No. 2 to Credit Agreement as of the date stated in the introductory clause.

BORROWERS:	AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.),
a Delaware Corporation

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: President

AGILETHOUGHT MEXICO, S.A. DE C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

GUARANTORS:	4TH SOURCE, LLC, a Delaware limited liability company

By: /s/ Carolyn Cesar
Name: Carolyn Cesar
Title: US CFO

IT GLOBAL HOLDING LLC, a Delaware limited liability company

By: /s/ Carolyn Cesar
Name: Carolyn Cesar
Title: Secretary

AN GLOBAL LLC, a Delaware limited liability company

By: /s/ Carolyn Cesar
Name: Carolyn Cesar
Title: Secretary

QMX INVESTMENT HOLDINGS USA, INC., a Delaware Corporation

By: /s/ Manuel Senderos

GUARANTORS:	AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. de C.V., a sociedad anónima promotora de inversiones de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

4TH SOURCE HOLDING CORP., a Delaware corporation

By: /s/ Carolyn Cesar
Name: Carolyn Cesar
Title: Secretary

FACULTAS ANALYTICS, S.A.P.I. DE C.V., a sociedad anónima promotora de inversiones de capital variable incorporated under the laws of Mexico

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

By: /s/ Manuel Senderos
Name: Manuel Senderos

GUARANTORS:	FAKTOS INC, S.A.P.I. de C.V., a sociedad anónima promotora de inversiones de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

CUARTO ORIGEN, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño

4TH SOURCE MEXICO, LLC, a Delaware limited liability company

By: /s/ Carolyn Cesar
Name: Carolyn Cesar
Title: US CFO

GUARANTORS:	AGS ALPAMA GLOBAL SERVICES MEXICO, S.A. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño

ENTREPIDS TECHNOLOGY, INC., a Delaware corporation

By: /s/ Carolyn Cesar
Name: Carolyne Cesar
Title: Secretary

ENTREPIDS MEXICO, S.A. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño

GUARANTORS	AGS ALPAMA GLOBAL SERVICES USA, LLC, a Delaware limited liability company

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: President

AN UX, S.A. DE C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

AN EVOLUTION, S. de R.L. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

GUARANTORS:	ANZEN SOLUCIONES, S.A. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

AN DATA INTELLIGENCE, S.A. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

AN USA, a California corporation

By: /s/ Carolyn Cesar
Name: Carolyn Cesar
Title: Secretary

AGILETHOUGHT SERVICIOS MÉXICO, S.A. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact
Signature Page to Amendment No. 2 to Credit Agreement

AGILETHOUGHT SERVICIOS ADMINISTRATIVOS, S.A. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

AGILETHOUGHT LLC, a Delaware limited liability company

By: /s/ Carolyn Cesar
Name: Carolyn Cesar
Title: CFO

Signature Page to Amendment No. 2 to Credit Agreement

LENDERS:	BANCO NACIONAL DE MÉXICO, S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, COMO FIDUCIARIO DEL FIDEICOMISO IRREVOCABLE F/17937-8 a trust organized under the laws of Mexico

By: /s/ Andres Borrego
Name: Andres Borrego
Title: Attorney-in-fact

By: /s/ Manuel Ramos
Name: Manuel Ramos
Title: Attorney-in-fact

BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, IN ITS CAPACITY AS TRUSTEE OF THE TRUST NO. F/17938-6 a trust organized under the laws of Mexico

By: /s/ Andres Borrego
Name: Andres Borrego
Title: Attorney-in-fact

By: /s/ Manuel Ramos
Name: Manuel Ramos
Title: Attorney-in-fact

Signature Page to Amendment No. 2 to Credit Agreement

BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF NAMAEX, DIVISIÓN FIDUCIARIA, IN ITS CAPACITY AS TRUSTEE OF THE TRUST "NEXXUS CAPITAL VI" AND IDENTIFIED WITH NUMBER NO. F/173183
a trust organized under the laws of Mexico

By: /s/ Arturo Jose Saval Perez
Name: Arturo Jose Saval Perez
Title: Attorney-in-fact

By: /s/ Roberto Langenauer Neuman
Name: Roberto Langenauer Neuman
Title: Attorney-in-fact

NEXXUS CAPITAL PRIVATE EQUITY FUND VI, L.P.

By: /s/ Arturo Jose Saval Perez
Name: Arturo Jose Saval Perez
Title: Attorney-in-fact

By: /s/ Roberto Langenauer Neuman
Name: Roberto Langenauer Neuman
Title: Attorney-in-fact

Signature Page to Amendment No. 2 to Credit Agreement